EXHIBIT 99.906 CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
Registrant: Nicholas Money Market Fund, Inc.
Form: N-CSR Semiannual Report dated 06/30/2012

I, Albert O. Nicholas, hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	08/24/2012
/s/ Albert O. Nicholas
Albert O. Nicholas, President (Chief Executive Officer)

I, Jeffrey T. May, hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	08/24/2012
/s/ Jeffrey T. May
Jeffrey T. May, Treasurer (Chief Financial Officer)